Roundhill GLP-1 & Weight Loss ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value
Biotechnology - 25.3% (a)
Amgen, Inc.	5,762	$2,027,360
Biohaven Ltd. (b)	53,094	449,175
Gilead Sciences, Inc.	7,043	981,583
Innovent Biologics, Inc. (b)(c)	242,500	2,625,985
MBX Biosciences, Inc. (b)	34,264	1,022,780
Regeneron Pharmaceuticals, Inc.	2,218	1,713,716
Structure Therapeutics, Inc. - ADR (b)(d)	25,378	1,223,220
Viking Therapeutics, Inc. (b)(d)	83,569	2,719,335
WaVe Life Sciences Ltd. (b)	32,778	237,641
		13,000,795

Healthcare-Services - 2.4%
Gubra AS	22,723	1,243,819

Pharmaceuticals - 71.5% (a)
Ascletis Pharma, Inc. (b)(c)	1,133,000	2,404,673
AstraZeneca PLC	9,819	1,936,503
Chugai Pharmaceutical Co. Ltd.	32,800	1,775,352
Corbus Pharmaceuticals Holdings, Inc. (b)	22,131	207,810
CSPC Pharmaceutical Group Ltd.	1,298,000	1,506,569
Eli Lilly & Co.	9,003	8,280,689
Hanmi Pharm Co. Ltd.	5,593	1,880,583
Novo Nordisk AS - ADR (d)	183,834	6,755,900
Pfizer, Inc.	138,419	3,886,806
Rhythm Pharmaceuticals, Inc. (b)(d)	8,463	736,027
Roche Holding AG	5,146	2,015,365
Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class H	662,500	1,674,798
Shionogi & Co. Ltd.	32,700	713,032
United Laboratories International Holdings Ltd.	954,000	1,169,350
Zealand Pharma AS (b)	40,685	1,850,630
		36,794,087
TOTAL COMMON STOCKS (Cost $52,901,758)		51,038,701

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 12.1%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (e)	6,243,130	6,243,130
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,243,130)		6,243,130

MONEY MARKET FUNDS - 0.8%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (e)	388,153	388,153
TOTAL MONEY MARKET FUNDS (Cost $388,153)		388,153

TOTAL INVESTMENTS - 112.1% (Cost $59,533,041)		57,669,984
Liabilities in Excess of Other Assets - (12.1)%		(6,239,666)
TOTAL NET ASSETS - 100.0%		$51,430,318

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2026, the value of these securities total $5,030,658 or 9.8% of the Fund’s net assets.

(d)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $6,474,709.
(e)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill GLP-1 & Weight Loss ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$51,038,701	$–	$–	$51,038,701
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	6,243,130
Money Market Funds	388,153	–	–	388,153
Total Investments	$51,426,854	$–	$–	$57,669,984

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $6,243,130 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
United States	$29,879,784	58.1%
Denmark	9,850,349	19.1
China	8,212,025	15.9
Japan	2,488,384	4.8
Switzerland	2,015,365	3.9
United Kingdom	1,936,503	3.8
South Korea	1,880,583	3.7
Hong Kong	1,169,350	2.3
Singapore	237,641	0.5
Liabilities in Excess of Other Assets	(6,239,666)	(12.1)
	$51,430,318	100.0%